Exhibit 99.1
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2
FIRST AMENDMENT TO
LICENSE AND COLLABORATION AGREEMENT
                This Amendment to License and Collaboration Agreement (this “First Amendment”) is entered into as of August 22, 2007 by and between SGX Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“SGX”) and Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the laws of the State of Delaware (“Novartis”).
                WHEREAS, SGX and Novartis are parties to that certain License and Collaboration Agreement effective as of March 27, 2006 (the “Agreement”); and
                WHEREAS, SGX and Novartis wish to amend the Agreement, as described herein.
                NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the parties agree as follows:

1.	The definition of Exclusivity Period in Section 1.1 is deleted in its entirety and replaced with the following:

“Exclusivity Period” shall have the meaning set out in Section 11.1(a).”

2.	The definition of Senior Officers in Section 1.1 is deleted in its entirety and replaced with the following:

“Senior Officers” means the [¼***¼] of SGX and (a) [¼***¼] or (b) [¼***¼] (or, in each case, a designee with similar authority to resolve a dispute hereunder)

3.	Section 4.2(d) is deleted in its entirety and replaced with the following:

“Decisions of the JSC shall be made by unanimous vote, with Novartis’ representatives to the JSC collectively having one (1) vote and SGX’s representatives to the JSC collectively having one (1) vote. In the event the JSC is unable to reach a decision by unanimous vote, either Party may refer the disputed matter to the Senior Officers, who shall attempt in good faith to resolve such disagreement. In the event the Senior Officers are unable to resolve any disputed matter within thirty (30) days following the referral of such dispute to them, [¼***¼].”

***Confidential Treatment Requested

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2

4.	Section 5.6(c) is deleted in its entirety and replaced with the following:

“Novartis will be responsible, at its sole cost and in its sole discretion (subject to Section 5.6(b)), for all development activities hereunder.”

5.	Section 5.7(a) is deleted in its entirety and replaced with the following:

“Without limiting Section 5.6(c), Novartis will be responsible for selection of Development Candidates, [¼***¼].”

6.	Section 5.7(b) is deleted in its entirety and replaced with the following:

“Without limiting Section 5.6(c), Novartis will be responsible for the initial formulation, IND/CTA toxicology enabling studies and an initial Phase I Study in cancer patients for the first Development Candidate selected by Novartis for human clinical trials (such activities, collectively, the “First Phase I Study”). All FTE (R&D) costs reimbursable pursuant to Section 5.5 and Development Costs incurred by SGX for work undertaken by SGX pursuant to the Development Plan after the Effective Date shall be reimbursed by Novartis. Payment will be quarterly in arrears, payable in accordance with Section 9.7. For avoidance of doubt, no Development Costs will be reimbursed by Novartis unless covered by a Novartis approved budget.”

7.	Section 5.7(c) is deleted in its entirety and replaced with the following:

“Without the prior written consent of Novartis, SGX shall not undertake any clinical trials with respect to Collaboration Compounds or Products.”

8.	Section 5.8(a) is deleted in its entirety and replaced with the following:

“SGX will assist Novartis during the preparation of documents for JDC review and approval of the IND for any Phase I Study.”

9.	Section 5.8(b) is deleted in its entirety and replaced with the following:

“All regulatory filings submitted in connection with obtaining Marketing Authorizations to test or market a Collaboration Compound or Product, including all IND, MAA and NDA submissions and other regulatory filings relating to the Collaboration Compounds and Products, shall be owned by and submitted by and in the name of, Novartis, its Affiliates or its designees. Novartis shall be solely responsible, at its own cost, for obtaining the Marketing Authorizations for Products.”
***Confidential Treatment Requested

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2

10.	Section 6.2 is deleted in its entirety and replaced with the following:

“Manufacturing. Except as provided in the final sentence of this Section, Novartis will have the exclusive right to, and have the responsibility to, at its sole expense, manufacture and supply (or to have manufactured and supplied) Collaboration Compounds and Products being developed or commercialized under this Agreement. SGX will have the exclusive right to, and have responsibility to, at its sole expense, manufacture Collaboration Compounds [¼***¼] as required for research activities pursuant to the Research Plan.”

11.	Section 6.6 shall be deleted in its entirety and replaced with the following:

	“6.6	Limited Reversion Right.

	(a)	If the first Collaboration Compound to be developed under the Collaboration [¼***¼], and, [¼***¼] Novartis elects to discontinue development of such [¼***¼] for any reason other than adverse safety reasons that would make continued development impracticable, in favor of [¼***¼], Novartis will provide prompt written notice thereof to SGX. SGX shall have the right, upon written notice to Novartis (the “SGX Notice”) within [¼***¼]. Effective upon the date of the SGX Notice, the licenses to such [¼***¼] under Section 2 shall terminate and all rights to such [¼***¼] will revert to SGX [¼***¼]. The Parties will cooperate to facilitate the [¼***¼].

	(b)	In the event that SGX [¼***¼], SGX will notify Novartis in writing of the [¼***¼] such [¼***¼] and provide such information as Novartis may reasonably require to decide whether to exercise the [¼***¼] this Section 6.6. Novartis shall review such information within [¼***¼] from receipt of such information from SGX and shall have the [¼***¼], which it may exercise upon written notice to SGX within [¼***¼] from receipt of such information from SGX, to reacquire the rights to such [¼***¼] (the “Re-Acquisition Right”), subject [¼***¼] from the date of the SGX Notice through the date that Novartis [¼***¼]. If Novartis exercises such Re-Acquisition Right, effective upon the date of such exercise, such [¼***¼] under the terms and conditions of this Agreement and Novartis’ licenses and all other rights and obligations of the Parties with respect thereto pursuant to this Agreement shall automatically be reinstated. Prior to the earlier of the expiration of such [¼***¼] period or [¼***¼].”

12.	Section 11.1 shall be deleted in its entirety and replaced with the following:

	“11.1	Exclusivity.

	(a)	The Exclusivity Period shall be the period from [¼***¼].

	(b)	During the Exclusivity Period, neither SGX nor Novartis shall alone or in collaboration with a Third Party research, develop, commercialize, distribute, market or sell (or license or otherwise grant rights to a Third Party to do any of the foregoing) in the Territory [¼***¼], other than pursuant to this Agreement and except, [¼***¼]. Notwithstanding the foregoing, a Party may, alone or in collaboration with a Third Party, conduct any of the foregoing activities so long as such activities do not have any goal directed to identifying or discovering [¼***¼], provided, that any [¼***¼] which results from such activities shall not be further developed or commercialized, including pursuant to a license to or collaboration with a Third Party, at any time (whether during or after the Exclusivity Period) by a Party or such Third Party collaborator, unless otherwise agreed by the Parties.”
***Confidential Treatment Requested

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2

13.	The first word of the first sentence of Section 11.2, “If”, shall be replaced with the words “During the Exclusivity Period, if”. The remaining portion of Section 11.2 shall remain unchanged.
                IN WITNESS WHEREOF, the parties have duly executed this Amendment as of August 22, 2007.

SIGNED for and on behalf of	/s/ MICHAEL GREY
SGX PHARMACEUTICALS, INC.

Michael Grey, President and CEO
Print Name and Title

SIGNED for and on behalf of	/s/ MARK C. FISHMAN
NOVARTIS INSTITUTES FORM
BIOMEDICAL RESEARCH, INC.
Mark C. Fishman, President and CEO
Print Name and Title
***Confidential Treatment Requested